NATIONWIDE MUTUAL FUNDS
Nationwide Government Bond Fund

Supplement dated June 22, 2017
to the Summary Prospectus dated May 24, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On June 14, 2017, the Board of Trustees of Nationwide Mutual Funds (the "Trust"), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, approved a Plan of Reorganization between the Nationwide Government Bond Fund (the "Government Bond Fund") and the Nationwide Inflation-Protected Securities Fund (the "TIPS Fund"), each a series of the Trust, pursuant to which the Government Bond Fund would be reorganized with and into the TIPS Fund (the "Reorganization"). Shareholders of the Government Bond Fund are not required, and will not be requested, to approve the Reorganization. Shareholders of the Government Bond Fund should note that the TIPS Fund invests at least 80% of its net assets in fixed-income securities that are indexed or linked to the rate of inflation in the United States, as opposed to the Government Bond Fund's investment of at least 80% of its net assets in securities issued by the United States government. As of May 31, 2017, the Government Bond Fund's trailing 12-month yield was 1.40%, 0.73%, 1.68%, and 1.02% for Class A, Class C, Institutional Service Class, and Class R shares, respectively. As of the same date, the TIPS Fund's trailing 12-month yield was 0.00%, 0.13% (annualized), and 0.09% for Class A, Institutional Service Class, and Class R6 shares, respectively. You should consult your financial advisor for more information on the potential impact that will result from the Reorganization. Further information regarding the details of the Reorganization and the TIPS Fund will be provided in a Prospectus/Information Statement that will be sent to the Government Bond Fund's shareholders at least 60 days in advance of the closing of the Reorganization.

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